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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-69833, 333-69835, 333-69839, 333-69837,
333-72835, and 333-96385) and on Form S-3 (No. 333-65909) of the Pennzoil-Quaker
State Company of our report dated February 10, 2000 relating to the financial statements of Excel Paralubes, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

Houston, Texas
March 3, 2000